1.   SIGNIFICANT SUBSIDIARIES:


                                                          PERCENTAGE OF VOTING
                                                          STOCK
           NAME OF                     JURISDICTION OF    OWNED BY COMPANY AND
          SUBSIDIARY                    INCORPORATION     EACH OTHER SUBSIDIARY

     Carter-Wallace N.S. Inc.           Delaware, U.S.A.              100%

     Carter-Wallace Limited             United Kingdom                100%


2.   SUBSIDIARIES (OTHER THAN SIGNIFICANT SUBSIDIARIES):

                                                          PERCENTAGE OF VOTING
                                                          STOCK
           NAME OF                     JURISDICTION OF    OWNED BY COMPANY AND
          SUBSIDIARY                    INCORPORATION     EACH OTHER SUBSIDIARY

     Carter-Wallace (Australia) Pty. Ltd.    Australia                100%

     CWASuperannuation Pty. Ltd.             Australia                100%

     Denver Laboratories (Canada) Limited    Canada                   100%

     Frank W. Horner Inc.                    Canada                   100%

     Horner Pharmaceuticals Inc.             Canada                   100%

     Dermalogos, S.A.                        France                   100%

     Email Diamant, S.A.                     France                   100%

     Germancos, S.A.R.L.                     France                   100%

     Laboratoires Ethical S.A.R.L.           France                   100%

     Laboratoires Fumouze S.A.               France                   100%

     Sante Beaute, S.A.                      France                   100%

     Sofibel S.A.R.L.                        France                   100%

     Teutonia Beteiligungsverwaltung GmbH    Germany                  100%


                                                          PERCENTAGE OF VOTING
                                                          STOCK
           NAME OF                     JURISDICTION OF    OWNED BY COMPANY AND
          SUBSIDIARY                    INCORPORATION     EACH OTHER SUBSIDIARY

     Carter Wallace (Hong Kong) Limited      Hong Kong                100%

     Bouty S.p.A.                            Italy                    100%

     Technogenetics S.r.l.                   Italy                    100%

     Karlan International, S.A.              Luxembourg               100%

     Carter Wallace, S.A.                    Mexico                   100%

     Icart, S.A.                             Spain                    100%

     Denver Laboratories Limited             United Kingdom           100%

     Carter Family Products, Inc.            Delaware, U.S.A.         100%

     Carter-Wallace O.S. Inc.                Delaware, U.S.A.         100%

     Nimes, Inc.                             Delaware, U.S.A.          63%

     International Biological
     Laboratories, Inc.                      Maryland, U.S.A.          95%

     Carter-Wallace FSC Corp.                Virgin Islands           100%